INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES

NOTE 7 – INCOME TAXES

As of December 31, 2021 and 2020, the Company had net operating loss carry forwards of approximately $6,167,678 and $6,040,683, respectively, that may be available to reduce future years’ taxable income in varying amounts.  Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

As of December 31, 2021 and 2020, the valuation allowance was approximately $1,295,212 and $1,270,643, respectively. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2021. All tax years since inception remain open for examination by taxing authorities.

The income tax provision differs from the amount on income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2021 and 2020 due to the following:

	December 31, 2021	December 31, 2020
Federal income tax benefit attributable to:
Income tax benefit	$(43,711)	$(9,718)
Loss on disposal of assets	4,128	-
Stock issued for services	6,176	-
Gain on settlement of debt	-	(2,100)
Interest amortization	8,838	8,942
Change in valuation allowance	24,569	2,876
Net provision for Federal income taxes	-	-

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	December 31, 2021	December 31, 2020
Deferred tax asset attributable to:
Net operating loss carryover	$1,295,212	$1,270,643
Valuation allowance	(1,295,212)	(1,270,643)
Net deferred tax asset	-	-

The related deferred tax benefit on the above unutilized tax losses has a full valuation allowance not recognized against it as there is no certainty of its realization. Management has evaluated tax positions in accordance with ASC 740 and has not identified any significant tax positions, other than those disclosed.

Turnongreen Inc [Member]
INCOME TAXES

12. INCOME TAXES

The Company files its tax returns as part of its sole shareholder’s consolidated federal and state income tax filings. The estimated deferred tax assets and tax liabilities is based on if the Company had filed on a stand-alone basis and not as part of a consolidated return.

The following is a geographical breakdown of income/loss before the provision for income tax, for the years ended December 31, 2021 and 2020:

	2021	2020
Pre-tax income (loss)
U.S. Federal	$(1,827,000)	$(568,000)
Foreign	-	-
Total	$(1,827,000)	$(568,000)

The federal and state income tax (provision) benefit is summarized as:

	2021	2020
Current
U.S. Federal	$-	$-
U.S. State	-	-
Foreign	-	-
Total current provision	-	-
Deferred
U.S. Federal	-	-
U.S. State	-	-
Foreign	-	-
Total deferred provision (benefit)	-	-
Total provision (benefit) for income taxes	$-	$-

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes and (b) operating losses and tax credit carryforwards. Significant components of the Company's deferred taxes as of December 31 were as follows:

	2021		2020
Deferred tax asset:
Net operating loss		5,302,000		4,931,000
Intangible asset basis		146,000		160,000
Deferred rent liability		74,000		92,000
Accrued vacation		-		55,000
Accrued warranty		12,000		12,000
Total deferred tax asset		5,534,000		5,250,000

Deferred tax liability:
ROU assets		(68,000)		(87,000)
Fixed asset basis		(15,000)		(20,000)
Total deferred income tax liabilities		(83,000)		(107,000)
Net deferred income tax assets		5,451,000		5,143,000
Valuation allowance		(5,451,000)		(5,143,000)
Deferred tax asset (liability), net	$	(-)	$	(-)

Events which may restrict utilization of a company’s net operating loss and credit carryforwards include, but are not limited to, certain ownership change limitations as defined in Internal Revenue Code Section 382 and similar state provisions. In the event the Company has had a change of ownership, utilization of carryforwards could be restricted to an annual limitation. The annual limitation may result in the expiration of net operating loss carryforwards before utilization. The Company has not undertaken a study to determine if its net operating losses are limited. In the event the Company previously experienced an ownership change, or should experience an ownership change in the future, the amount of net operating loss carryovers available in any taxable year could be limited and may expire unutilized. The impact of any such limitations or expirations would not have a material impact on the financials since all the deferred tax assets for the Company’s attributes are fully offset by a valuation allowance.

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is "more likely than not." Realization of the future tax benefits is dependent on the Company's ability to generate sufficient taxable income within the carryforward period. Because of the Company's recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance.

The valuation allowance increased by $308,000 during 2021 and $149,000 during 2020.

Net operating losses and tax credit carryforwards as of the Financial Statement Dates are as follows:

	2021 Amount	Expiration Years
Net operating losses, federal (Post December 31, 2017)	$7,860,000	Do Not Expire
Net operating losses, federal (Pre-January 1, 2018)	11,185,000	2022 to 2037
Net operating losses, state	18,653,000	2029 to 2041

	2020 Amount	Expiration Years
Net operating losses, federal (Post December 31, 2017)	$5,805,000	Do Not Expire
Net operating losses, federal (Pre-January 1, 2018)	12,152,000	2020 to 2031
Net operating losses, state	16,610,000	2029 to 2040

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows:

	2021	2020
Statutory Rate	21.00%	21.00%
State Tax	6.98%	6.53%
Permanent Differences	-	-0.06%
Changes in VA	-16.87%	-26.18%
True-ups	-11.11	-1.29%
Total	0.00%	0.00%

The Company’s statute of limitations remains open for various taxable years in various U.S. federal and California jurisdictions.